UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2015

Cyberonics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-19806 (Commission File Number)	76-0236465 (IRS Employer Identification No.)

100 Cyberonics Blvd.
Houston, TX 77058
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code:  281-228-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On September 22, 2015, Cyberonics, Inc. (the “Company” or “Cyberonics”) held its Special Meeting of Stockholders (the “Special Meeting”). The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission on August 21, 2015.

As of August 20, 2015, the record date for the Special Meeting, 26,000,450 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A quorum of 22,172,804 shares of common stock were represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.  Proposal to adopt the Transaction Agreement (the “Merger Agreement”), dated as of March 23, 2015, by and among Cyberonics, Sorin S.p.A. (“Sorin”), Sand Holdco Limited (which was subsequently re-registered on April 17, 2015 as Sand Holdco PLC, and then again on June 23, 2015 as LivaNova PLC) (“LivaNova”) and Cypher Merger Sub, Inc. The proposal to adopt the Merger Agreement received the affirmative vote of approximately 84.30% of the outstanding shares of common stock entitled to vote on the matter at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
21,918,104	14,476	240,224	0

2.  Proposal to approve any motion to adjourn the Special Meeting, or any postponement thereof, to another time or place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, (ii) to provide Cyberonics stockholders any supplement or amendment to the proxy statement or (iii) to disseminate any other information that is material to Cyberonics stockholders voting at the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal received the affirmative vote of approximately 93.09% of the outstanding shares of common stock represented at the Special Meeting in person or by proxy.

For	Against	Abstain	Broker Non-Votes
20,639,443	1,295,533	237,828	0

3.  Proposal to approve, on a non-binding, advisory basis, certain compensation arrangements for Cyberonics’ named executive officers in connection with the merger of Cypher Merger Sub, Inc. with and into Cyberonics as contemplated by the Merger Agreement (the “Cyberonics Merger”), which are disclosed in the section entitled “Stockholder Vote on Certain Compensatory Arrangements” of the Definitive Proxy Statement. The proposal to approve, on a non-binding, advisory basis, certain compensation arrangements for Cyberonics’ named executive officers in connection with the Cyberonics Merger received the affirmative vote of approximately 69.09% of the outstanding shares of common stock represented at the Special Meeting in person or by proxy.

For	Against	Abstain	Broker Non-Votes
15,319,458	6,441,120	412,226	0

Item 8.01                                           Other Events.

On September 22, 2015, the Company issued a press release announcing the results of the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1.               Press Release, dated as of September 22, 2015, issued by Cyberonics, Inc.

Safe Harbor Statement

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act) concerning Cyberonics, Sorin, LivaNova, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise. They are based on current beliefs of the management of Cyberonics, Sorin and LivaNova as well as assumptions made by, and information currently available to, such management, and therefore, you are cautioned not to place undue reliance on them. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. None of Cyberonics, Sorin or LivaNova undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the applicable safe harbor provisions of the Exchange Act and the Securities Act described above. Factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise, or the requirement to accept conditions that could reduce the anticipated benefits of the proposed transactions as a condition to obtaining regulatory approvals; the failure to satisfy other closing conditions to the proposed transactions; the length of time necessary to consummate the proposed transactions, which may be longer than anticipated for various reasons; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of Cyberonics, Sorin, and LivaNova to meet expectations regarding the timing, completion and accounting and tax treatments with respect to the proposed transactions; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; the ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks to the industries in which Cyberonics and Sorin operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Cyberonics and LivaNova and the analogous section from Sorin’s annual reports and other documents filed from time to time with the Italian financial market regulator (CONSOB) by Sorin; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Cyberonics’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC by Cyberonics and LivaNova and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB by Sorin. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Sorin share or Cyberonics share for the current or any future financial years or those of the combined group, will necessarily match or exceed the historical published earnings per Sorin share or Cyberonics share, as applicable. None of Cyberonics, Sorin and LivaNova gives any assurance (1) that any of Cyberonics, Sorin or LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERONICS, INC.
Date: September 22, 2015

	By:	/s/ David S. Wise
		Name:	David S. Wise
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated as of September 22, 2015, issued by Cyberonics, Inc.